UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2022

BTRS HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey (Address of Principal Executive Offices)	08648 (Zip Code)

(609) 235-1010 (Registrant’s telephone number, including area code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed and reported in the Current Report on Form 8-K filed on September 28, 2022 with the U.S. Securities and Exchange Commission (the “SEC”), BTRS Holdings Inc., a Delaware corporation (“Billtrust” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 28, 2022, by and among the Company, Bullseye FinCo, Inc., a Delaware corporation (“Parent”) and Bullseye Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. In connection with the Merger, the Company’s common stock will be delisted from the Nasdaq Global Select Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On November 10, 2022, the Company filed with the SEC a definitive proxy statement in connection with the Merger (the “Definitive Proxy Statement”).

As of December 5, 2022, three complaints have been filed by purported stockholders of Billtrust in federal court challenging the Merger, including (i) O’Dell v. BTRS Holdings Inc., et al., Case 1:22-cv-09212, filed on October 27, 2022 in the United States District Court for the Southern District of New York; (ii) Smith v. BTRS Holdings Inc., et al., Case 1:22-cv-09808-UA, filed on November 17, 2022 in the United States District Court for the Southern District of New York; and (iii) Johnson v. BTRS Holdings Inc., et al., Case 1:22-cv-01508-UNA, filed on November 18, 2022 in the United States District Court for the District of Delaware (collectively, the “Disclosure Complaints”).  The Disclosure Complaints name as defendants the members of Billtrust’s board of directors and generally allege, among other things, that the defendants authorized the filing of a materially incomplete and misleading proxy statement.  In addition to costs and attorneys’ fees, the Disclosure Complaints seek to enjoin the vote of Billtrust stockholders and the closing of the Merger; and in the event the Merger is consummated to rescind the Merger and/or obtain rescissory damages.  In addition, as of December 5, 2022, Billtrust has received five demand letters (one of which attached a draft complaint), each from counsel representing a purported stockholder of Billtrust (the “Demand Letters”).  The Demand Letters contend that the proxy statement is materially incomplete and misleading and demand that Billtrust’s board of directors correct the alleged disclosure deficiencies.

On November 14, 2022, a putative class action complaint captioned Kei v. Lane et al., C.A No. 2022-1028-MTZ (the “Kei Complaint”) challenging the merger was filed in the Court of Chancery of the State of Delaware (the “Delaware Court”) asserting claims against each member of Billtrust’s board of directors, EQT, and Bain Capital Ventures. Among other things, the complaint asserts a claim against such directors alleging that the merger violates 8 Del C. § 203 (“Section 203”). The complaint alleges that, prior to the time that Billtrust’s board of directors approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the voting agreements, and the rollover and contribution agreements, that EQT had reached an “agreement, arrangement or understanding” with respect to the voting of shares of Billtrust common stock held by Mr. Lane and Bain Capital Ventures in favor of the Merger in exchange for an agreement to roll over equity, thereby causing EQT to become the “owner” of those shares and an “interested stockholder” under, and subject to the restriction on business combinations set forth in, Section 203. The Plaintiff asserts that if EQT is determined to have become an interested stockholder under Section 203 prior to Billtrust’s board of director approval, the Merger will be subject to Section 203’s restriction on business combinations because the voting condition set forth in the merger agreement to which the merger is subject would not satisfy the requirement in Section 203(a)(3) that a transaction with an interested stockholder be approved by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder under Section 203. The Plaintiff also alleges various breach of fiduciary duty and other claims against certain Defendants.  On November 14, 2022, the Plaintiff filed a motion for expedited proceedings, which all defendants opposed on November 21, 2022.  The Delaware Court held a hearing on Plaintiff’s motion to expedite on November 23, 2022 and denied the motion on the ground that the Kei Complaint failed to state a colorable claim.  On November 30, 2022, the Plaintiff filed a notice and proposed order voluntarily dismissing the Kei Complaint, which the Delaware Court granted that same day.

Billtrust believes that the claims asserted in the Disclosure Complaints and contentions set forth in the Demand Letters are without merit and that no supplemental disclosure is required under applicable law. However, in order to minimize the exposure and distraction of responding to such actions, and without admitting any liability or wrongdoing, the Company has determined voluntarily to supplement the Definitive Proxy Statement as described in this supplemental disclosure. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders, which will be held on December 13, 2022 at 8:30 A.M. Eastern Time at 1009 Lenox Drive, Suite 101, Lawrenceville, New Jersey 08648.

Supplemental Disclosures

The additional disclosures herein supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Billtrust’s Financial Advisor” is amended and supplemented as follows:

1.	The second sentence of the fourth paragraph on page 46, under the sub-heading “Discounted Cash Flow Analysis” of the proxy statement, is hereby revised as follows:

“J.P. Morgan calculated a range of terminal values of Billtrust by applying perpetual growth rates, which were confirmed as reasonable by the management of Billtrust ranging from 4.0% to 6.0% of the unlevered free cash flow of Billtrust during the terminal year.”

2.	The first sentence of the fifth paragraph on page 46, under the sub-heading “Discounted Cash Flow Analysis” of the proxy statement, is hereby revised as follows:

“In addition, as directed by management of Billtrust, J.P. Morgan calculated the present value of certain tax credits expected by Billtrust management to be utilized by Billtrust from June 30, 2022 through December 31, 2029, which were $0 for the six months ended December 31, 2022 and $0, $0, $3 million, $10 million, $18 million, $25 million and $1 million for the twelve months ended December 31, 2023, 2024, 2025, 2026, 2027, 2028 and 2029, respectively. The expected tax credits were discounted to present values as of June 30, 2022 using the same range of discount rates, 13.0% to 14.0%.”

3.	The first sentence of the last paragraph on page 46, under the sub-heading “Other Information” of the proxy statement, is hereby revised as follows:

“Analyst Price Targets. J.P. Morgan reviewed the price targets of ~~certain~~ six publicly available equity research analyst price targets for the Class 1 common stock available as of September 23, 2022, which provided a reference range of $7.40 to $13.00 per share of the Class 1 common stock and $9.00 per share of Class 1 common stock at the midpoint.”

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1)—Projected Financial Information” is amended and supplemented as follows:

1.	The first sentence of the third paragraph on page 48 of the proxy statement is hereby revised as follows:

“We have included a summary of the Management Projections to give stockholders access to certain nonpublic information prepared by Billtrust management for the Billtrust board of directors in connection with its evaluation of the merger and the merger consideration, which were also provided to J.P. Morgan, who was directed by the Billtrust board of directors to use the Management Projections (including certain extrapolations by J.P. Morgan of Billtrust’s financial performance from fiscal year 2028 through fiscal year 2031, which were prepared at the direction of Billtrust management and approved by the Billtrust board of directors) in their financial analyses with respect to the fairness of the $9.50 per share consideration to be paid pursuant to the merger agreement.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timeline for closing the transaction with EQT. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to secure the required regulatory and stockholder approvals for the transaction; Billtrust’s ability to meet the applicable closing conditions of the transaction; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this communication. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Billtrust. In connection with the proposed transaction, on November 10, 2022, Billtrust filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its shareholders. This communication is not a substitute for the Proxy Statement or any other document that Billtrust may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Billtrust’s shareholders for their consideration. Before making any voting decision, Billtrust’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Billtrust and the proposed transaction.

Billtrust’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Billtrust, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Billtrust with the SEC may be obtained, without charge, by contacting Billtrust through its website at https://investors.billtrust.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Billtrust may be deemed to be participants in the solicitation of proxies from Billtrust’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Billtrust and their ownership of Billtrust common stock is set forth in Billtrust’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 9, 2022 and in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022

BTRS HOLDINGS INC.

By:	/s/ Mark Shifke
Mark Shifke
Chief Financial Officer